UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2008
Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Corporate Drive

Shelton, Connecticut 06484

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 25, 2008, Clayton Holdings, Inc. (the “Company”) issued a press release announcing that it has received stockholder approval for the previously announced merger between the Company and an affiliate of a fund managed by Greenfield Partners, LLC, that the merger is expected to close on or about July 2, 2008, and that it has obtained all necessary regulatory consents and licenses required to close the transaction on such date.  A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 25, 2008.

Forward Looking Statements

Certain items in this report may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The Company can give no assurance that expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the ability to complete the merger in light of the various closing conditions, including those conditions related to regulatory approvals; the expected timing of the completion of the merger;  the impact of the announcement or the closing of the merger on the Company’s relationships with its employees, existing customers or potential future customers; adverse changes in the mortgage-backed securities market, the mortgage lending industry or the housing market; the level of competition for the Company’s services; the loss of one or more of the Company’s largest clients; the Company’s ability to maintain its professional reputation; management’s ability to execute the Company’s business strategy; and other risks detailed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008 and other reports filed with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this press release.  The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

June 25, 2008	By:	/s/ Frederick C. Herbst
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 25, 2008.